UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

_______________________________

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INTERCLOUD SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

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1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m., Eastern Daylight Time, on Monday, September 21, 2015

TO THE HOLDERS OF COMMON STOCK
OF INTERCLOUD SYSTEMS, INC.:

The Annual Meeting of Stockholders of InterCloud Systems, Inc., a Delaware corporation, will be held on Monday, September 21, 2015, at 10:00 a.m., Eastern Daylight Time, at Spring Lake Golf Club, 901 Warren Avenue, Spring Lake, New Jersey 07762, for the following purposes as more fully described in the accompanying Proxy Statement:

1.       To elect as a Class II director the nominee named in this proxy statement to serve until the 2018 annual meeting of stockholders or until his successor is duly elected and qualified;

2.       To approve the InterCloud Systems, Inc. 2015 Performance Incentive Plan;

3.       To ratify the appointment of BDO USA LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

4.       To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on July 22, 2015 as the record date for the meeting. Only stockholders of record of our common stock on July 22, 2015 are entitled to notice of and to vote at the meeting. Further information regarding voting rights and the matters to be voted upon is presented in our proxy statement.

We have enclosed our proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2014, a form of proxy and a postage-paid reply envelope. Please read the accompanying proxy statement and other documents delivered to you carefully for information about the matters you are being asked to consider and vote upon.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting of Stockholders in person, our board of directors urges you to promptly vote your proxy as soon as possible by mail using the enclosed postage-paid reply envelope or by telephone or the Internet in the manner set forth in the enclosed proxy statement. If you decide to attend the meeting and vote in person, you will, of course, have that opportunity.

We appreciate your continued support of our company and look forward to either greeting you personally at the meeting or receiving your proxy.

By order of the Board of Directors,

Mark Munro

Chairman of the Board and Chief Executive Officer

Shrewsbury, New Jersey

August 3, 2015

INTERCLOUD SYSTEMS, INC.
1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

PROXY STATEMENT
FOR 2015 ANNUAL MEETING OF STOCKHOLDERS
to be held on Monday, September 21, 2015 at 10:00 a.m., Eastern Daylight Time

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Monday, September 21, 2015 and any postponements, adjournments or continuations thereof. The Annual Meeting will be held at Spring Lake Golf Club located at 901 Warren Avenue, Spring Lake, New Jersey 07762, on September 21, 2015 at 10:00 a.m., Eastern Daylight Time. The notice of meeting, this proxy statement and the form of proxy enclosed are first being sent to stockholders on or about August 4, 2015.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

Why am I receiving these materials?

Our board of directors is providing these proxy materials to you in connection with the 2015 Annual Meeting of Stockholders of our company, to be held on Monday, September 21, 2015. As a stockholder of record of our common stock on July 22, 2015, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

What matters am I voting on?

You will be voting on:

•         the election as a Class II director of the nominee named in this proxy statement to hold office until the 2018 annual meeting of stockholders or until his successor is duly elected and qualified;

•         a proposal to approve our 2015 Performance Incentive Plan;

•         a proposal to ratify the appointment of BDO USA LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

•         any other business that may properly come before the meeting.

How does the board of directors recommend I vote on these proposals?

The board of directors recommends a vote:

•         FOR the nominee named in this proxy statement for election as a Class II director;

•         FOR the approval of our 2015 Performance Incentive Plan; and

•         FOR the ratification of the appointment of BDO USA LLP as our independent registered public accounting firm for the year ending December 31, 2015.

Who is entitled to vote?

Holders of our common stock as of the close of business on July 22, 2015, the record date, may vote at the Annual Meeting. As of the record date, we had 25,867,498 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of common stock held on the record date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the notice of meeting and this proxy statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.

How do I vote?

There are four ways to vote:

•         by Internet at http://www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m., Eastern Daylight Time, on September 18, 2015 (have your proxy card in hand when you visit the website);

•         by toll-free telephone at 1-800-690-6903 (have your proxy card in hand when you call), until 11:59 p.m., Eastern Daylight Time, on September 18, 2015;

•         by completing and mailing the enclosed proxy card; or

•         by written ballot at the Annual Meeting.

Can I change my vote?

Yes. You can change your vote or revoke your proxy any time before the Annual Meeting by:

•         entering a new vote by Internet or by telephone;

•         returning a later-dated proxy card;

•         notifying our Corporate Secretary, in writing, at the address listed on the front page of this proxy statement; or

•         completing a written ballot at the Annual Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxies by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy instructions, as described above.

What is a quorum?

A quorum is the minimum number of shares required to be present at the annual meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of common stock entitled to vote at the meeting will constitute a quorum at the meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. See “How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?” The shares subject to a proxy that are not being voted on a particular matter because of either stockholder withholding or broker non-vote will count for purposes of determining the presence of a quorum. Abstentions are also counted in the determination of a quorum.

How many votes are needed for approval of each matter?

•         Proposal No. 1: The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of a stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

•         Proposal No. 2: Our 2015 Performance Incentive Plan must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote thereon to be approved. Abstentions are considered votes cast and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•         Proposal No. 3: The ratification of the appointment of BDO USA LLP must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote thereon to be approved. Abstentions are considered votes cast and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

How are proxies solicited for the Annual Meeting?

The board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to you if a broker or other nominee holds your shares.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter - the proposal to ratify the appointment of BDO USA LLP. Absent direction from you, your broker will not have discretion to vote on the election of directors or on our proposal to approve our 2015 Performance Incentive Plan.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Who are the proxies?

Our board of directors has appointed Mark Munro and Timothy A. Larkin to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

Who will count the votes?

We have retained Broadridge Financial Solutions, Inc. to receive and tabulate the proxy cards, ballots and voting instruction forms.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results in a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “house holding,” which the SEC has approved. Under this procedure, we deliver a single copy of the notice of meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in house holding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the notice of meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy, of the notice of meeting and the proxy materials, stockholders may contact us as follows:

InterCloud Systems, Inc.
Attention: Investor Relations
1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

InterCloud Systems, Inc.
Attention: Corporate Secretary
1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

Our bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our board of directors, or (iii) properly brought before the meeting by a stockholder of record both at the time of giving notice of the proposal and at the time of the meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2016 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•         not earlier than May 23, 2016; and

•         not later than the close of business on June 22, 2016.

In the event that we hold our 2016 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2015 annual meeting, then notice of a stockholder proposal must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•         the 90th day prior to such annual meeting; or

•         the 10th day following the day on which public announcement of the date of such meeting is first made.

If, after complying with the provisions above, a stockholder, or such stockholder’s qualified representative, does not appear at the annual meeting to present the stockholder’s proposal, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Corporate Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance - Stockholder Recommendations for Nominations to the Board of Directors.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Whom should I call if I have questions regarding the Annual Meeting?

If you have questions regarding the Annual Meeting, please contact our Chief Accounting Officer, Daniel Sullivan, at (732) 898-6304.

Attending the Annual Meeting

Our Annual Meeting will be held on Monday, September 21, 2015, at 10:00 a.m., Eastern Daylight Time, at Spring Lake Golf Club, 901 Warren Avenue, Spring Lake, New Jersey 07762.

All stockholders should be prepared to present photo identification for admission to the Annual Meeting. Admission will be on a first-come, first-served basis. If you are a beneficial stockholder and hold your shares in “street name,” you will be asked to present proof of ownership of your shares as of the record date. Examples of acceptable evidence of ownership include your most recent brokerage statement showing ownership of shares prior to the record date or a photocopy of your voting instruction form. Persons acting as proxies must bring a valid proxy from a stockholder of record as of the record date. Your late arrival or failure to comply with these procedures could affect your ability to participate in the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our business affairs are managed under the direction of our board of directors, which is currently composed of four members. Three of our directors are “independent” under the NASDAQ Stock Market listing standards. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until his or her successor is duly elected and qualified or until his or her death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

The following table sets forth the name and certain other information as of June 30, 2015 for the nominee for election as a director and for each of the continuing members of the board of directors.

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Nominees
Neal L. Oristano(1)(2)(3)	II	59	Director	2012	2015	2018

Continuing Directors
Mark Munro	III	53	Chairman of the Board and Chief Executive Officer	2011	2016	—
Charles K. Miller(1)(2)(3)	III	54	Director	2012	2016	—
Mark F. Durfee(1)(2)(3)	I	58	Director	2012	2017	—

____________

(1)      Member of the audit committee

(2)      Member of the compensation committee

(3)      Member of the governance and nominating committee

Nominee for Director

In accordance with the implementation of our classified board of directors, the term of our Class II director (Neal L. Oristano) expires at the Annual Meeting, with Class I and Class III directors continuing in office for terms expiring in 2017 and 2016, respectively. Our board of directors has nominated Neal L. Oristano for re-election as a Class II director at the forthcoming Annual Meeting, to hold office until our annual meeting of stockholders held in the third year following such election (that is, our annual meeting of stockholders to be held in 2018) and until his successor is duly elected and qualified.

Neal L. Oristano has been a member of our board of directors since December 2012. Mr. Oristano has been the Vice President - Service Provider Sales Segment at Cisco Systems Inc., an internet protocol-based networking and products company, since August 2011. From July 2004 to July 2011, he was the Senior Vice President — Service Provider Sales at Juniper Networks, Inc., a networking software and systems company. Mr. Oristano received his B.S. in marketing from St. Johns University. Mr. Oristano brings 34 years of technology experience, including enterprise and service provider leadership, to our board of directors.

Proxy Voting for Directors

Shares represented by proxies that are returned properly signed will be voted for our board’s nominee unless the stockholder indicates on the proxy that authority to vote the shares is withheld for the nominee listed. Should the nominee become unable to serve as a director (which is not anticipated at this time), the proxy will be voted for the election of a substitute nominee who shall be designated by our board of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Vote Required

Our Class II director will be elected by a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting, entitled to vote at the Annual Meeting and voting on the election of directors. Cumulative voting is not permitted in connection with the election of our directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE NOMINEE NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Continuing Directors

Directors Continuing in Office Until the 2016 Annual Meeting of Stockholders

Mark Munro has served as our Chief Executive Officer and as the Chairman of our Board since December 2011. Mr. Munro is also the Founder and has been President of Munro Capital Inc., a private equity investment firm, since 2005. Mr. Munro has been the Chief Executive Officer and owner of 1112 Third Ave Corp., a real estate holding company, since October 2000. He has also been an investor in private companies for the last eight years. Prior to forming Munro Capital, Mr. Munro founded, built and sold Eastern Telcom Inc., a telecommunication company, from 1990 to 1996. Mr. Munro has been directly involved in over $150 million of private and public transactions as both an investor and entrepreneur. Mr. Munro received his B.A. in economics from Connecticut College. Mr. Munro brings extensive business experience, including years as a successful entrepreneur and investor, to our board of directors and executive management team.

Charles K. Miller has been a member of our board of directors since November 2012. He has been the Chief Financial Officer of Tekmark Global Solutions, LLC, a provider of information technology, communications and consulting services, since September 1997. Mr. Miller received his B.S. in accounting and his M.B.A. from Rider University and is a Certified Public Accountant in New Jersey. Mr. Miller brings over 30 years of financial experience to our board of directors.

Director Continuing in Office Until the 2017 Annual Meeting of Stockholders

Mark F. Durfee has been a member of our board of directors since December 2012. Mr. Durfee has been a principal at Auerbach Acquisition Associates II, Inc., a private equity fund, since August 2007. Mr. Durfee also worked for Kinderhook Capital Management, LLC, an investment manager, as a partner from January 1999 to December 2004, at which he was responsible for investing in over 40 middle market companies. He has been a director of Home Sweet Home Holdings, Inc., a wholesaler of home furnishings, since January 2012. Mr. Durfee received his B.S. in finance from the University of Wyoming. Mr. Durfee brings over 25 years of experience as a private equity investor to our board of directors.

Director Independence

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of current directors and considered whether any such director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each current director concerning his or her background, employment and affiliations, including family relationships, the board of directors has determined that none of Messrs. Durfee, Oristano or Miller representing three of our four current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the rules of The NASDAQ Capital Market. The board of directors also determined that each of such directors, who comprise the members of our audit committee, our compensation committee and our governance and nominating committee, satisfy the independence standards for those committees established by applicable SEC rules and the rules of The NASDAQ Capital Market.

Board Meetings and Committees

During the year ended December 31, 2014, our board of directors held nine meetings (including regularly scheduled and special meetings), and no director attended fewer than 75% of the total number of meetings of the board of directors and the committees of which he or she was a member. In addition, during the year ended December 31, 2014, our board of directors acted by unanimous written consent on 16 occasions.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, directors to attend.

Our board of directors has an audit committee, a compensation committee and a governance and nominating committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee. Our audit committee is comprised of Mark F. Durfee, Charles K. Miller and Neal L. Oristano. Mr. Miller is the chairperson of the committee. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the applicable rules of the SEC and the NASDAQ Stock Market. Our board of directors has designated Charles K. Miller as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee’s responsibilities include:

•         appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•         pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•         reviewing annually a report by the independent registered public accounting firm regarding the independent registered public accounting firm’s internal quality control procedures and various issues relating thereto;

•         reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•         coordinating the oversight and reviewing the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm;

•         establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

•         periodically reviewing legal compliance matters, including any securities trading policies, periodically reviewing significant accounting and other financial risks or exposures to our company, reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party (as described in Item 404 of Regulation S-K);

•         establishing policies for the hiring of employees and former employees of the independent registered public accounting firm; and

•         reviewing the audit committee report required by SEC rules to be included in our annual proxy statement.

The audit committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

The audit committee had four meetings in 2014. The audit committee operates under a written charter that was adopted by our board of directors and satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market. A copy of the Audit Committee Charter is available on our website at http://www.intercloudsys.com/governance-documents.

Compensation Committee. Our compensation committee is comprised of Mark F. Durfee, Charles K. Miller and Neal L. Oristano. Mr. Oristano is the chairperson of the committee. Our board of directors has determined that each member of the compensation committee is an independent director for compensation committee purposes as that term is defined in the applicable rules of NASDAQ, is a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. The compensation committee’s responsibilities include, among other things:

•         annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

•         annually evaluating the performance of our chief executive officer in light of such corporate goals and objectives and approving the compensation of our chief executive officer;

•         annually reviewing and approving the compensation of our other executive officers;

•         annually reviewing our compensation, welfare, benefit and pension plans, and similar plans;

•         reviewing and making recommendations to the board of directors with respect to director compensation; and

•         reviewing for inclusion in our proxy statement the report of the compensation committee required by the SEC.

The compensation committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

During 2014, our compensation committee did not meet. The compensation committee operates under a written charter that was adopted by our board of directors and satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market. A copy of the Compensation Committee Charter is available on our website at http://www.intercloudsys.com/governance-documents. Pursuant to its charter, the compensation committee may form subcommittees and delegate to such subcommittees any power and authority the compensation committee deems appropriate, excluding any power or authority required by law, regulation or listing standard to be exercised by the compensation committee as a whole.

Governance and Nominating Committee. Our governance and nominating committee, or nominating committee, is comprised of Mark F. Durfee, Charles K. Miller and Neal L. Oristano. Mr. Durfee is the chairperson of the committee. Our board of directors has determined that each of the committee members is an independent director for nominating committee purposes as that term is defined in the applicable rules of the NASDAQ Stock Market. The nominating committee’s responsibilities include, among other things:

•         developing and recommending to the board of directors criteria for board of directors and committee membership;

•         identifying individuals qualified to become board of directors members;

•         recommending to the board of directors the persons to be nominated for election as directors and to each of the board of directors’ committees;

•         annually reviewing our corporate governance guidelines; and

•         monitoring and evaluating the performance of the board of directors and leading the board in an annual self-assessment of its practices and effectiveness.

The governance and nominating committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

During 2014, our governance and nominating committee did not meet. The governance and nominating committee operates under a written charter that was adopted by our board of directors and satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market. A copy of the Governance and Nominating Committee Charter is available on our website at http://www.intercloudsys.com/governance-documents.

Considerations in Evaluating Director Nominees

The governance and nominating committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, the governance and nominating committee will consider the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors. Some of the qualifications that the governance and nominating committee considers include, without limitation, issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business, other commitments and the like. Other than the foregoing, there are no stated minimum criteria for director nominees.

Although the board of directors does not maintain a specific policy with respect to board diversity, the board of directors believes that the board should be a diverse body, and the governance and nominating committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, the governance and nominating committee may take into account the benefits of diverse viewpoints. The governance and nominating committee also considers these and other factors as it oversees the annual board of director and committee evaluations.

Stockholder Recommendations for Nominations to the Board of Directors

The governance and nominating committee will consider candidates for directors recommended by stockholders so long as such recommendations comply with the certificate of incorporation and bylaws of our company and applicable laws, rules and regulations, including those promulgated by the SEC. The committee will evaluate such recommendations in accordance with its charter, our bylaws and the regular nominee criteria described above. This process is designed to ensure that the board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Corporate Secretary in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our stock and a signed letter from the candidate confirming willingness to serve on our board of directors. The committee has discretion to decide which individuals to recommend for nomination as directors.

A stockholder of record can nominate a candidate directly for election to the board of directors by complying with the procedures in Section 3.8 of our bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in our bylaws on nominations by stockholders. Any nomination should be sent in writing to InterCloud Systems, Inc., Attention: Corporate Secretary, 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702. Notice must be received by us no earlier than May 23, 2016, and no later than June 22, 2016. The notice must state the information required by Section 3.8 of our bylaws and otherwise must comply with applicable federal and state law.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with a non-management member of the board of directors may do so by writing to such director, and mailing the correspondence to: InterCloud Systems, Inc., Attention: Corporate Secretary, 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702. All such stockholder communications will be forwarded to the appropriate committee of our board of directors or non-management director.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. We will provide a copy of our Code of Business Conduct and Ethics, without charge, to any person desiring a copy, by written request to our company at 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702, Attention: Corporate Secretary.

Risk Management

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The governance and nominating committee is responsible for overseeing the management of risks associated with the independence of the board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through discussions from committee members about such risks. The board of directors believes its administration of its risk oversight function has not affected the board of directors’ leadership structure.

Non-Employee Director Compensation

Our board of directors has approved a compensation policy for members of the board who are not employed by us or any of our subsidiaries (“non-employee directors”). Under the policy, each non-employee director continuing to serve in such capacity after an annual meeting of our stockholders will receive an award of restricted stock units, with the number of units to be determined by dividing $30,000 by the per-share closing price of our common stock on the grant date. A non-employee director who is appointed to the board other than in connection with an annual meeting and who has not been employed by us or one of our subsidiaries in the preceding six months will receive a grant of restricted stock units, with the number of units to be determined by dividing $30,000 by the per-share closing price of our common stock on the grant date and prorating that number based on the period of time that has elapsed since the last annual meeting. Each of these grants will vest on a quarterly basis through the date of the next annual meeting (or, if earlier, the first anniversary of the date of grant).

In addition, our director compensation policy provides that a non-employee director who serves as Chairman of the Board will receive an annual cash retainer of $35,000. A non-employee director who serves on our audit committee will receive an annual cash retainer of $20,000, a non-employee director who serves on our compensation committee will receive an annual cash retainer of $10,000, and a non-employee director who serves on our governance and nominating committee will receive an annual cash retainer of $10,000. Non-employee directors also are entitled to receive a fee of $1,500 for each meeting of the board or a board committee that they attend in person (with the director being entitled to one meeting fee if meetings of the board and a board committee are held on the same day). We also reimburse our non-employee directors for their reasonable travel expenses incident to attending meetings of our board or board committees.

The following table sets forth information about the compensation of the non-employee members of our board of directors who served as a director during the year ended December 31, 2014. Other than as set forth in the table and described more fully below, during the year ended December 31, 2014, we did not pay any fees, make any equity awards or non-equity awards or pay any other compensation to the non-employee members of our board of directors. Mr. Munro, our Chief Executive Officer, receives no compensation for his service as a director, and is not included in the table below.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Mark F. Durfee	$—	$125,294	—	—	—	—	$125,294
Charles K. Miller	—	75,462	—	—	—	—	75,462
Neal L. Oristano	—	125,294	—	—	—	—	125,294

____________

(1)      The amounts shown reflect the grant date fair value of each award computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. The assumptions used to calculate the value of stock awards are described under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates - Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2014 and in Note 2 to our audited consolidated financial statements included in such report.

PROPOSAL NO. 2
APPROVAL OF THE INTERCLOUD SYSTEMS, INC.
2015 PERFORMANCE INCENTIVE PLAN

General

At the Annual Meeting, you are being asked to approve the InterCloud Systems, Inc. 2015 Performance Incentive Plan (the “2015 Plan”) to ensure that our company can continue to provide an incentive to our employees, directors and consultants by enabling them to share in our future growth. If approved by the stockholders, no future awards will occur under our 2012 Performance Incentive Plan (the “2012 Plan”), and 2,000,000 shares will initially be reserved for future awards under the 2015 Plan (as adjusted in the manner described below, the “Share Reserve”). Those shares would be available for issuance pursuant to awards in the following forms described further below: non-qualified stock options, incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, unrestricted shares, deferred share units, or other kinds of equity based compensation (collectively, “Awards”).

Background of the 2015 Plan; Reasons for Approving

The general purpose of the 2015 Plan is to succeed our 2012 Plan, and thereby to provide an incentive to our employees, directors and consultants by enabling them to share in the future growth of our business. The 2015 Plan differs from the 2012 Plan principally in that:

•         the Share Reserve would be increased and include a larger evergreen provision; and

•         the annual per person limits on Awards that may be granted would be eliminated.

Our board of directors believes that the granting of Awards representing equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our company by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success. Our board of directors believes that our proposed equity compensation program advances our interests by enhancing our ability to (a) attract and retain employees, consultants and directors who are in a position to make significant contributions to our success based on the specialized skills they possess that are instrumental in our industry; (b) reward our employees, consultants and directors for these contributions; and (c) encourage employees, consultants and directors to take into account our long-term interests through ownership of shares.

As of July 15, 2015, under the 2012 Plan, there were outstanding option awards covering 175,000 shares (all of which were out of the money), 1,468,303 shares that were issued as restricted stock awards and are subject to vesting over time and 31,697 shares remained available for issuance. In connection with the continuing development and growth of our business, our board of directors believes that in order to continue to be able to provide the incentive that our equity compensation program is designed to offer, it is necessary to replace the 2012 Plan with the 2015 Plan. This is being done principally to increase the number of shares that may become subject to future Awards. If approved by our stockholders, the 2015 Plan will provide us with a larger pool of issuable shares to draw upon, and thereby we will be in a better position to adequately recruit and incentivize and reward our employees, consultants and directors, and the ultimate objectives of the 2015 Plan will be better served. The shares issuable under our 2012 Plan for outstanding awards, including unvested restricted stock awards, represented approximately 6.35% of our outstanding shares as of July 15, 2015.

The Proposed Share Reserve

If the 2015 Plan is approved by our stockholders at the Annual Meeting, 2,000,000 shares would initially be authorized for future Awards. That would represent approximately 7.73% of our outstanding shares as of July 15, 2015. In addition to being adjusted for stock splits and other similar corporate events described below, the 2015 Plan’s initial reserve of shares would automatically increase for 10 years, on each January 1st beginning with 2016, by a number of shares equal to the lesser of (i) seven and one-half percent (7.5%) of the total number of our shares outstanding on December 31st of the preceding calendar year and (ii) such lesser number as the 2015 Plan’s administrator may earlier designate in writing. In addition, the Share Reserve will include shares that are currently subject to awards under our 2012 Plan but that are not issued due to their forfeiture, cancellation or other settlement.

If the 2015 Plan receives stockholder approval, we anticipate filing a Registration Statement on Form S-8 with the SEC to register the shares of our common stock that the 2015 Plan reserves for issuance from the Share Reserve.

Effect on the 2012 Plan and Awards under that Plan

Any awards under the 2012 Plan will remain outstanding, with no change in their terms, whether or not the 2015 Plan receives stockholder approval at the Annual Meeting. As noted above, no awards would occur under the 2012 Plan on or after the date of the Annual Meeting, provided our stockholders approve the 2015 Plan. The Share Reserve in the 2015 Plan will include shares subject to outstanding awards under the 2012 Plan under the limited circumstances described above for awards that are forfeited, cancelled or otherwise settled under the 2012 Plan without an issuance of shares.

Description of the 2015 Plan

The following description of the principal terms of the 2015 Plan is a summary and is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is attached as Annex A to this proxy statement. That copy of the 2015 Plan will take effect on the date of the Annual Meeting if it receives stockholder approval pursuant to this Proposal No. 2. You are urged to read the 2015 Plan in its entirety.

Administration. Our board of directors or one or more committees appointed by our board will administer the 2015 Plan. It is expected that our board of directors intends to delegate general administrative authority for the 2015 Plan to the board’s Compensation Committee. Such committee may delegate some or all of its authority with respect to the 2015 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of our company. The appropriate acting body, be it our board of directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this plan as the “Administrator”.

The Administrator has broad authority under the 2015 Plan with respect to award grants, including, without limitation, the authority:

•         to select participants and determine the type(s) of award(s) that they are to receive;

•         to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•         to cancel, modify, or waive our company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•         to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•         subject to the other provisions of the 2015 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•         to allow the purchase price of an award or shares of our common stock to be paid in the form of cash, check or electronic funds transfer, by the delivery of already-owned shares of our common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third-party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing. In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below, or any repricing that may be approved by stockholders) will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.

Eligibility. Persons eligible to receive awards under the 2015 Plan include officers or employees of our company or any of its subsidiaries, directors of our company, and certain consultants and advisors to our company or any of our subsidiaries. At July 15, 2015, approximately 445 officers and employees of our company and our subsidiaries (including all of our named executive officers currently employed by us or one of our subsidiaries), and each of our three non-employee directors, are considered eligible under the 2015 Plan.

Authorized Shares. The maximum number of shares our common stock that may be initially issued or transferred pursuant to awards under the 2015 Plan is 2,000,000 shares. In addition, on the first trading day of January each calendar year during the term of the plan (commencing with January 2016), an additional number of shares of the Company’s common stock will be available for award grant purposes under the 2015 Plan equal to the lesser of (i) 7.5% of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year and (ii) such lesser number of shares of common stock as the Administrator may earlier designate in writing.

Except as described in the next sentence, shares that are subject to or underlie awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2015 Plan will again be available for subsequent awards under the 2015 Plan. Shares that are exchanged by a participant or withheld by us to pay the exercise price of an award granted under the 2015 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the 2015 Plan. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2015 Plan. In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2015 Plan. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when we pay a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of the plan.) To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) In addition, the 2015 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of our company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2015 Plan. We may not increase the applicable share limits of the 2015 Plan by repurchasing shares of common stock on the market (by using cash received through the exercise of stock options or otherwise).

Types of Awards. The 2015 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in our common stock or units of our common stock, as well as cash bonus awards. The 2015 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of our common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of our common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2015 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2015 Plan. Incentive stock options may only be granted to our employees or employees of our subsidiaries.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of our common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a share of our common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the 2015 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards.

Performance-Based Awards. The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2015 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on our absolute or relative performance on a consolidated, subsidiary, segment, division or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-Based Awards may be paid in stock or in cash. Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Dividend Equivalents; Deferrals. The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the 2015 Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on our outstanding shares of common stock, provided that as to any dividend equivalent rights granted in connection with an award granted under the 2015 Plan that is subject to performance-based vesting requirements, no dividend equivalent payment will be made unless the related performance-based vesting conditions of the award are satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related performance-based vesting conditions are not satisfied).

Assumption and Termination of Awards. Generally, and subject to limited exceptions set forth in the 2015 Plan, if our company dissolves or undergoes certain corporate transactions, such as a merger, business combination or other reorganization, or a sale of substantially all of our assets, all awards then-outstanding under the 2015 Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, unless the Administrator provides for the assumption, substitution or other continuation of the award. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2015 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions. Subject to certain exceptions contained in Section 5.7 of the 2015 Plan, awards under the 2015 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).

Adjustments. As is customary in incentive plans of this nature, the number and kind of shares available under the 2015 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. The 2015 Plan does not limit the authority of our board of directors or any committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

Termination of or Changes to the 2015 Plan. Our board of directors may amend or terminate the 2015 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2015 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by our board of directors, the authority to grant new awards under the 2015 Plan will terminate on June 25, 2025. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2015 Plan

The U.S. federal income tax consequences of the 2015 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2015 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2015 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2015 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the company in certain circumstances.

Specific Benefits under the 2015 Plan

Future awards to our directors, executive officers, employees and other eligible participants under the 2015 Plan are discretionary and not determinable at the time. Except as provided below, we have not approved any awards that are conditioned upon stockholder approval of the 2015 Plan, and we are not currently considering any other specific award grants under the 2015 Plan.

Name and Position	No. of Shares	Type of Award
Mark Munro	500,000	Restricted Stock(1)
Frank Jadevaia	250,000	Restricted Stock(1)
Non-Executive Director Group	(2)	Non-Qualified Stock Options

____________

(1)      Represents grants of restricted stock units by our board of directors to the employee under the 2015 Plan, subject to approval of the 2015 Plan at the Annual Meeting, to replace a restricted stock unit grant made to the employee in June 2014 for an identical number of shares under the 2012 Plan that was subsequently cancelled because the grant exceeded the individual grant limits established in the 2012 Plan. This restricted stock award vests in three equal installments with the first installment vesting on the date of the Annual Meeting, assuming the 2015 Plan is approved by our stockholders, and the second and third installments vesting on June 3, 2016 and June 3, 2017, respectively.

(2)      Our board of directors has approved a compensation policy for members of the board who are not employed by us or any of our subsidiaries (“non-employee directors”) under which, as partial consideration for serving on our board, each non-employee director continuing to serve in such capacity after an annual meeting of our stockholders will receive an award of restricted stock units, with the number of units to be determined by dividing $30,000 by the per-share closing price of our common stock on the grant date. A non-employee director who is appointed to our board other than in connection with an annual meeting and who has not been employed by us or one of our subsidiaries in the preceding six months will receive a grant of restricted stock units, with the number of units to be determined by dividing $30,000 by the per-share closing price of our common stock on the grant date and prorating that number based on the period of time that has elapsed since the last annual meeting. Each of these grants will vest on a quarterly basis through the date of the next annual meeting (or, if earlier, the first anniversary of the date of grant).

For information regarding stock-based awards granted to our named executive officers during fiscal 2014 under the 2012 Plan, see the material under the heading “Executive Compensation” below.

The closing market price for a share of our common stock as of July 15, 2015 was $2.07 per share.

Equity Compensation Plan Information

The following table summarizes the number of shares of our common stock authorized for issuance under the 2012 Plan as of December 31, 2014, which was our only equity compensation plan at such date.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	175,000	$3.72	2,325,000

Vote Required

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL
OF THE 2015 PERFORMANCE INCENTIVE PLAN.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has appointed BDO USA LLP (“BDO”), independent registered public accountants, to audit our financial statements for the year ending December 31, 2015. During the year ended December 31, 2014, BDO served as our independent registered public accounting firm.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of our company and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2015. Our audit committee is submitting the selection of BDO to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of BDO will be present at the Annual Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If the stockholders do not ratify the appointment of BDO, the board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth information regarding the aggregate fees billed for the periods indicated by BDO USA, LLP for the years ended December 31, 2014 and 2013.

	Year Ended December 31,
	2014	2013
Audit fees	$703,100	$1,065,000
Audit-related fees	—	185,000
Tax fees	200	7,500
Other fees	—	—

Audit Fees

The aggregate fees billed for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and for services in connection with statutory and regulatory filings or engagements were approximately $703,100 and $1,065,000 for the fiscal years ended December 31, 2014 and 2013, respectively.

In 2014, fees associated with the audit of our financial statements included fees totaling $175,000 incurred in connection with our registration statements on Form S-1 and Form S-3 filed on various dates during 2014.

In 2013, fees associated with the audit of our annual financial statements and reviews of our quarterly financial statements amounted to approximately $340,000, and fees in connection with our registration statement on Form S-1 that was filed in connection with our November 2013 equity offering amounted to approximately $725,000.

Audit-Related Fees

There were no services performed in 2014 that would result in audit-related fees.

In 2013, audit-related fees included charges totaling approximately $125,000 associated with the audits of Integration Partners-NY Corporation as part of our acquisition of that company and fees totaling approximately $60,000 associated with the audit of AW Solutions, LLC as part of our acquisition of that company.

All Other Fees

Other than as reported above, we did not engage our principal accountants to render any other services to us during the last two fiscal years.

Auditor Independence

In 2014, there were no other professional services provided by BDO that would have required the audit committee to consider their compatibility with maintaining the independence of BDO.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF BDO USA LLP.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is currently comprised of three independent directors and operates under a written charter originally adopted by the Board of Directors in December 2012, which charter is reviewed on an annual basis and amended as necessary by the Board of Directors upon recommendation by the Audit Committee.

The members of the Audit Committee are currently Charles K. Miller (chairman), Mark F. Durfee and Neal L. Oristano. Each of the members of the Audit Committee is an “independent director” as currently defined in Rules 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The Board of Directors has also determined that Mr. Miller is an “audit committee financial expert” as described in applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

The Audit Committee appoints an accounting firm as our independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and issuing a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held four meetings during 2014. The meetings were designed to provide information to the Audit Committee necessary for it to conduct its oversight function of the external financial reporting activities and audit process of our company, and to facilitate and encourage communication between the Audit Committee, management and our independent registered public accounting firm, BDO USA LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2014 with management and the independent registered public accounting firm. The Audit Committee also instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm, BDO USA LLP, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with BDO USA LLP that firm’s independence.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

The Audit Committee of the Board of Directors of InterCloud Systems, Inc.:

Charles K. Miller (Chairman)
Mark F. Durfee
Neal L. Oristano

EXECUTIVE OFFICERS

The following table identifies certain information about each of our executive officers as of July 15, 2015. Officers are elected by the board of directors to hold office until their successors are elected and qualified. There are no family relationships among our directors or executive officers.

Name	Position	Age
Mark Munro	Chairman of the Board, Chief Executive Officer	53
Frank Jadevaia	President	56
Timothy A. Larkin	Chief Financial Officer	52

The following is information about the experience and attributes of our executive officers.

Mark Munro. See “Proposal No. 1 Election of Directors - Board of Directors and Corporate Governance” for Mr. Munro’s biographical information. Mark Munro has served as our Chief Executive Officer and as the Chairman of our Board since December 2011. Mr. Munro is also the Founder and has been President of Munro Capital Inc., a private equity investment firm, since 2005. Mr. Munro has been the Chief Executive Officer and owner of 1112 Third Ave Corp., a real estate holding company, since October 2000. He has also been an investor in private companies for the last seven years. Prior to forming Munro Capital, Mr. Munro founded, built and sold Eastern Telcom Inc., a telecommunication company, from 1990 to 1996. Mr. Munro has been directly involved in over $150 million of private and public transactions as both an investor and entrepreneur. Mr. Munro received his B.A. in economics from Connecticut College. Mr. Munro brings extensive business experience, including years as a successful entrepreneur and investor, to our board of directors and executive management team.

Frank Jadevaia has served as our President since January 2014. From January 2007 to January 2014, prior to our acquisition of Integration Partners-NY Corporation, Mr. Jadevaia was a Managing Partner at that company. From November 2001 to November 2006, he was a Vice President of Sales of Nortel Networks Corporation, a telecommunications equipment manufacturer. Mr. Jadevaia received his B.S. from Bloomfield College in business. Mr. Jadevaia brings extensive enterprise and service provider management experience to our executive management team.

Timothy A. Larkin has served as our Chief Financial Officer since October 2014. Prior to joining our company, Mr. Larkin was employed for more than 19 years by Warren Resources, Inc., a publicly-traded oil and gas drilling company, most recently as Chief Financial Officer from January 1995 to July 2013 and Executive Vice President from March 2004 to January 2014. Mr. Larkin has a B.S. in accounting from Villanova University. Mr. Larkin brings extensive experience in finance for both publicly-traded and private companies to our executive management team.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers that report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer, including the Chief Executive Officer, as well as each individual compensation component.

Summary Compensation Table

The following summary compensation table sets forth the compensation paid to the following persons for the last two completed fiscal years:

(a)      our principal executive officer;

(b)     each of our two most highly compensated executive officers who were serving as executive officers at the end of the fiscal year ended December 31, 2014 who had total compensation exceeding $100,000; and

(c)      up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as one of our executive officers at the end of the most recently completed financial year.

These individuals are referred to as the “named executive officers” in this proxy statement. The following table provides a summary of compensation paid for the years ended December 31, 2014 and 2013 to the named executive officers:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Base Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Mark Munro	2014	383,042	—	—	—	—	—	383,042
Chief Executive Officer(2)	2013	88,267	—	479,500	—	—	—	567,767
Frank Jadevaia	2014	397,864	—	—	—	—	—	397,864
President(3)	2013	—	—	—	—	—	—	—
Daniel J. Sullivan	2014	192,693	—	477,411	—	—	—	670,104
Chief Accounting Officer(4)	2013	126,923	—	239,750	—	—	—	366,673
Roger M. Ponder	2014	194,712	—	347,661	—	—	—	542,373
Chief Operating Officer(5)	2013	81,923	—	239,750	—	—	—	321,673
Scott Davis	2014	192,017	—	395,250	61,921	—	—	649,188
Senior Vice President of Sales and Marketing(6)	2013	—	—	—	—	—	—	—

____________

(1)      The amounts shown reflect the grant date fair value of each award computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. The assumptions used to calculate the value of stock awards are described under the caption “Critical Accounting Policies and Estimates – Stock-Based Compensation” in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in this report and in Note 2 to our consolidated financial statements included in Item 8. Financial Statements and Supplementary Data of this report.

(2)      While Mr. Munro became our Chief Executive Officer in December 2011, by agreement with Mr. Munro, he began receiving cash compensation for his services in May 2013.

(3)      Mr. Jadevaia joined our company as President in January 2014.

(4)      Mr. Sullivan served as our Chief Financial Officer until October 14, 2014, on which date Mr. Sullivan became our Chief Accounting Officer.

(5)      While Mr. Ponder became our Chief Operating Officer on November 2012, by agreement with Mr. Ponder, he commenced receiving cash compensation in May 2013. Effective March 20, 2015, Mr. Ponder retired from his employment with our company.

(6)      Mr. Davis joined our company as Senior Vice President of Sales and Marketing in February 2014.

Employment and Severance Agreements

In February 2014, we entered into three-year employment agreements with our President, Frank Jadevaia, and our Vice President of Sales and Marketing, Scott Davis, and in October 2014, we entered into a three-year employment agreement with our Chief Financial Officer, Timothy A. Larkin. Pursuant to such employment agreements, such officers are entitled to the following compensation:

Executive	Title	Annual Base Salary	Annual Targeted Bonus
Frank Jadevaia	President	$400,000	Up to 75% of base salary
Timothy A. Larkin	Chief Financial Officer	$275,000	Up to 60% of base salary
Scott Davis	Senior Vice President of Sales and Marketing	$225,000	Up to 100% of base salary

Each employment agreement is for a term of three-years, provided that such agreements will be automatically extended for additional one-year terms unless either party gives written notice of termination not less than sixty (60) days prior to the termination of the then-current term. Each executive is entitled to the annual compensation described above, and is eligible to receive an annual incentive bonus as determined by our board of directors of a percentage of such executive’s base salary as described above. During the term of employment, each executive is entitled to participate all employee pension and welfare benefit plans and programs, and fringe benefit plans and programs, made available to our employees generally, subject to the eligibility and participations restrictions of each such plan or program. Each executive also is entitled to reimbursement for all reasonable business expenses incurred by such executive in connection with carrying out such executive’s duties.

Each employment agreement is terminable by us for at any time, (i) for Cause (as defined in such employment agreements), (ii) without Cause upon at least thirty (30) days prior written notice to the executive, (iii) in the event of the executive’s death, or (iv) in the event of the executive’s disability, as determined in good faith by our board of directors. Each executive may terminate the agreement at any time upon not less than thirty (30) days prior written notice; provided, however, that each executive may terminate the agreement immediately for Good Reason (as defined in such employment agreements) if we have not remedied the circumstances giving rise to the basis of such termination for Good Reason within the applicable cure period. If the executive’s employment is terminated without Cause or by the executive for Good Reason, in addition to payment of any accrued obligations, such executive will be entitled to certain severance benefits based on such executive’s base salary and targeted incentive bonus amount then in effect, and such executive shall also be entitled to incentive bonuses with respect to the current year that would otherwise have been payable to such executive had such executive’s employment not been terminated.

Pursuant to such employment agreements, each executive also is subject to customary confidentiality restrictions and work-product provisions, and each executive also is subject to customary non-competition covenants and non-solicitation covenants with respect to our employees, consultants and customers.

We do not maintain any retirement plans, tax-qualified or nonqualified, for our executives or other employees.

Outstanding Equity Awards at Fiscal Year-End

The following table itemizes outstanding equity awards held by the named executive officers as of December 31, 2014.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock(#) That Have Not Vested(1)		Stock Award Grant Date	Market Value of Shares or Units of Stock ($) That Have Not Vested
Daniel J. Sullivan	—	—	—	—	—	50,000	(2)	8/28/2014	$259,500	(3)
Roger M. Ponder	—	—	—	—	—	25,000	(2)	8/28/2014	$129,750	(3)

____________

(1)      Unvested shares of restricted stock are generally forfeited if the named executive officer’s employment terminates, except to the extent otherwise provided in an employment agreement or award agreement.

(2)      This restricted stock award vests in full on August 28, 2015.

(3)      The market value of this stock award is computed by multiplying the number of shares of restricted stock granted by $5.19, which was the closing market price of one share of our common stock on August 28, 2014.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has at any time during the past year been an officer or employee of ours. None of our executive officers currently serves or in the past year has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 31, 2015 by:

•         each person known by us to be a beneficial owner of more than 5% of our outstanding common stock;

•         each of our directors;

•         each of our named executive officers; and

•         all directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after, July 31, 2015. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

In the table below, the percentage of beneficial ownership of our common stock is based on 25,867,498 shares of our common stock outstanding as of July 31, 2015. Unless otherwise noted below, the address of the persons listed on the table is c/o InterCloud Systems, Inc., 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Executive Officers and Directors
Mark Munro(1)	1,097,281	4.2%
Mark F. Durfee(2)	1,267,501	4.9%
Frank Jadevaia(3)	570,982	2.2%
Charles K. Miller	51,222	*
Neal Oristano	83,017	*
Timothy A. Larkin(4)	250,000	1.0%
All executive officers and directors as a group (six persons)	3,319,103	12.8%

5% or More Stockholders
Douglas Shooker(5)	2,334,717	8.6%
31 Group, LLC(6)	2,006,977	7.8%

____________

*         Less than 1.0%.

(1)      Includes (i) 662,689 shares of common stock held by Mr. Munro, (ii) 268,739 shares of common stock held by Mark Munro IRA, (iii) 161,081 shares held by 1112 Third Avenue Corp., and (iv) 4,769 shares held by MMD Genesis LLC. Mr. Munro has sole voting and investment power over the shares held by 1112 Third Avenue Corp. Mr. Munro, Mr. Mark Durfee and Mr. Douglas Shooker share voting and investment power over the shares held by MMD Genesis LLC.

(2)      Includes (i) 37,515 shares held by Mr. Durfee, (ii) 1,225,217 shares held by Pascack Road LLC, and (iii) 4,769 shares held by MMD Genesis LLC. Mr. Durfee has sole voting and investment power over the shares held by Pascack Road LLC. Mr. Durfee, Mr. Mark Munro and Mr. Douglas Shooker share voting and investment power over the shares held by MMD Genesis LLC.

(3)      Includes (i) 207,331 shares of common stock, and (ii) 368,151 shares of common issuable upon conversion of a convertible promissory note (based on the original principal amount of such note).

(4)      Represents shares issuable upon the exercise of stock options.

(5)      Includes (i) 4,659 shares of common stock held by Douglas Shooker; (ii) 984,800 shares of common stock held by Forward Investments LLC, (iii) 4,769 shares of common stock held by MMD Genesis LLC and (iv) 1,340,489 shares of common stock issuable upon conversion of convertible promissory notes held by Forward Investments, LLC. Does not include 5,772,152 shares of common stock issuable upon the conversion of convertible promissory notes held by Forward Investments, LLC that may only be converted upon (a) the mutual agreement of Forward Investments, LLC and us, (b) at least 61 days prior notice by Forward Investments, LLC to us of the intention of Forward Investments, LLC to convert all or a portion of such promissory notes or (c) the occurrence of a Fundamental Transaction, as defined in such promissory notes. Pursuant to Amendment No. 1 to the Schedule 13G filed jointly by Forward Investments, LLC and Douglas Shooker with the Securities and Exchange Commission on March 20, 2015, Mr. Shooker is the manager of Forward Investments, LLC. Mr. Shooker and Mr. Mark Durfee share voting and investment power over the shares held by MMD Genesis LLC. The address of Mr. Shooker and Forward Investments, LLC is 14161 North Donnelly, Mt. Dora, Florida 32757.

(6)      Pursuant to the Schedule 13G filed jointly by 31 Group, LLC, Magna Equities I, LLC, Magna Equities II, LLC and Joshua Sason, Mr. Sason acts as the Chief Executive Officer and managing member of 31 Group, LLC. The address of Mr. Sason and 31 Group, LLC is 5 Hanover Square, New York, New York 10004.

RELATED PERSON TRANSACTIONS

In addition to the arrangements described below, we have also entered into the arrangements which are described under the caption “Executive Compensation - Executive Employment Arrangements”.

Procedures for Approval of Related Party Transactions

A “related party transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, and which involves an amount exceeding $120,000, and in which any related party had, has or will have a direct or indirect material interest. A “related party” includes

•         any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•         any person who beneficially owns more than 5% of our common stock;

•         any immediate family member of any of the foregoing; or

•         any entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

In March 2014, our board of directors adopted a written related party transactions policy. Pursuant to this policy, the audit committee of our board of directors will review all material facts of all related-party transactions and either approve or disapprove entry into the related-party transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a related-party transaction, our audit committee shall take into account, among other factors, the following: (i) whether the related-party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances, (ii) the extent of the related party’s interest in the transaction and (iii) whether the transaction would impair the independence of a non-employee director.

Related Party Transactions

Loan Transactions. During the year ended December 31, 2013, MMD Genesis LLC, a company the three principals of which are our Chairman of the Board and Chief Executive Officer, Mark Munro, one of our directors, Mark F. Durfee, and Douglas Shooker, the principal of Forward Investments LLC, the beneficial owner of more than 5% of our common stock, made loans to us from time to time in the aggregate principal amount of $3,675,000 to fund certain of our working capital requirements and a portion of the cash purchase price of our acquisition of IPC. At December 31, 2013, we had outstanding loans from MMD Genesis in the aggregate principal amount of $350,000.

On January 1, 2014, the outstanding principal amount of the loans from MMD Genesis in the amount of $3,925,000, and accrued interest thereon in the amount of $994,996, was restructured and, in lieu thereof, we issued to the principals of MMD Genesis LLC or their designees the following notes:

•         a note issued to Mark Munro 1996 Charitable Remainder UniTrust in the principal amount of $275,000 that initially bore interest at the rate of 12% per annum and matured on March 31, 2016;

•         a note issued to CamaPlan FBO Mark Munro IRA in the principal amount of $346,904 that initially bore interest at the rate of 12% per annum and matured on March 31, 2016;

•         a note issued to 1112 Third Avenue Corp., a company controlled by Mark Munro, in the principal amount of $375,000 that initially bore interest at the rate of 12% per annum and matured on March 31, 2016;

•         a note issued to Mark Munro in the principal amount of $737,000 that initially bore interest at the rate of 12% per annum and matured on March 31, 2016;

•         a note issued to Pascack Road, LLC, a company controlled by Mark Durfee, in the principal amount of $1,575,000 that initially bore interest at the rate of 12% per annum and matured on March 31, 2016;

•         a note issued to Forward Investments, LLC in the principal amount of $650,000 that bears interest at the rate of 10% per annum, matures on June 30, 2015 and is convertible into shares of our common stock at an initial conversion price of $6.36 per share; and

•         a note issued to Forward Investments, LLC in the principal amount of $2,825,000 that bears interest at the rate of 2% per annum, matures on June 30, 2015 and is convertible into shares of our common stock at an initial conversion price of $6.36 per share.

As of the restructuring date, we recorded $895,000 of interest expense related to the restructuring of these loans within the consolidated statement of operations.

On May 29, 2014, we issued an aggregate of 8,934 shares of our common stock to Mark Munro, Mark Munro 1996 Charitable Remainder Unitrust, CamaPlan FBO Mark Munro IRA and 1112 Third Avenue Corp. in settlement of outstanding accrued interest owed to such note holders through March 31, 2014. On July 25, 2014, we issued to such note holders an aggregate of 10,800 shares of our common stock in settlement of outstanding accrued interest owed to such note holders through June 30, 2014. On July 25, 2014, we issued an aggregate of 26,189 shares of our common stock to Forward Investments, LLC in settlement of outstanding accrued interest owed to such note holder through June 30, 2014. On July 25, 2014, we issued an aggregate of 16,901 shares of our common stock to Pascack Road, LLC in settlement of outstanding accrued interest owed to such note holder through June 30, 2014.

On February 4, 2014 and March 28, 2014, Forward Investments, LLC made loans to us for working capital purposes in the amounts of $1.8 million and $1.2 million, respectively. Such loans are evidenced by promissory notes that bear interest at the rate of 10% per annum, mature on June 30, 2015 and are convertible into shares of our common stock at an initial conversion price of $6.36 per share. We have not made any payments of principal on such promissory notes. On July 25, 2014, we paid the accrued interest on such promissory notes through June 30, 2014 by issuing an aggregate of 16,608 shares of our common stock.

On May 7, 2014, Mark Munro 1996 Charitable Remainder Unitrust made a loan to us in the amount of $300,000. On June 19, 2014, Forward Investments LLC made a loan to us in the amount of $500,000. On June 20, 2014, Pascack Road LLC, a company owned by one of our directors, Mark F. Durfee, made a loan to us in the amount of $300,000. On July 11, 2014, Forward Investments, LLC and Pascack Road LLC each made a loan to us in the amount of $200,000. On July 29, 2014, Mark Munro IRA made a loan to us in the amount of $200,000. On August 12, 2014, Forward Investments, LLC made a loan to us in the amount of $600,000. On September 2, 2014, Forward Investments, LLC, Pascack Road LLC, and Mark Munro each made a loan to us in the amount of $100,000. On September 8, 2014 Forward Investments, LLC, and Pascack Road LLC, each made a loan to us in the amount of $150,000. On September 9, 2014, Mark Munro made a loan to us in the amount of $150,000. All of such loans were made to us for working capital purposes and are evidenced by promissory notes that initially bore interest at the rate of 18% per annum and matured on November 1, 2014. We have not made any payments of principal on such promissory notes. On July 25, 2014, we paid the accrued interest on such promissory notes through June 30, 2014 by issuing an aggregate of 2,255 shares of our common stock.

On July 3, 2014, we obtained an unsecured $3.0 million interim revolving line of credit from MMD Genesis LLC, the Mark Munro 1996 Charitable Remainder UniTrust, CamaPlan FBO Mark Munro IRA, Mark Munro, Pascack Road, LLC, and Forward Investments, LLC, all of which are related parties, to provide us working capital as well as cash to make certain of our amortization payments in respect of the Convertible Debentures. The line of credit has a maturity date of March 31, 2016, and bears interest at the rate of 1.5% per month on funds drawn.

On February 25, 2015, we restructured the terms of certain promissory notes issued by us to each of Mark Munro, Cama Plan FBO Mark Munro IRA, 1112 Third Ave. Corp., the Mark Munro 1996 Charitable Remainder Trust and Pascack Road, LLC, to extend the maturity dates thereof and to reduce the interest rate accruing thereon. The following notes were restructured as follows:

•         notes issued to Mark Munro in the aggregate principal amount of $1,337,000 had the interest rates reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018;

•         notes issued to CamaPlan FBO Mark Munro IRA in the aggregate principal amount of $596,904 had the interest rates reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018;

•         a note issued to 1112 Third Avenue Corp., a company controlled by Mark Munro, in the principal amount of $375,000 had the interest rate reduced from 12% to 3% per annum and the maturity date extended from March 31, 2016 to January 1, 2018;

•         notes issued to Mark Munro 1996 Charitable Remainder UniTrust in the aggregate principal amount of $575,000 had the interest rates reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018; and

•         notes issued to Pascack Road, LLC in the aggregate principal amount of $2,650,000 had the interest rate reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018.

In consideration for such restructuring, we issued to Mark Munro 159,300 shares of unregistered common stock, the CamaPlan FBO Mark Munro IRA 81,290 shares of unregistered common stock, 1112 Third Avenue Corp. 87,500 shares of unregistered common stock, the Mark Munro 1996 Charitable Remainder UniTrust 89,900 shares of unregistered common stock and Pascack Road, LLC 381,100 shares of unregistered common stock.

On March 4, 2015, we restructured the terms of certain promissory notes issued by us to Forward Investments, LLC, to extend the maturity dates thereof, reduce the seniority and reduce the interest rate accruing thereon. The following notes were restructured as follows:

•         notes issued to Forward Investments, LLC in the aggregate principal amount of $3,650,000 that bear interest at the rate of 10% per annum, had the maturity date extended from June 30, 2015, to July 1, 2016;

•         notes issued to Forward Investments, LLC in the principal amount of $2,825,000 that bear interest at the rate of 2% per annum, had the maturity date extended from June 30, 2015, to July 1, 2016; and

•         notes issued to Forward Investments, LLC in the aggregate principal amount of $2,645,000 were converted from senior notes to junior notes, had the interest rate reduced from 18% to 3% per annum, had the maturity dates extended by approximately three years to January 1, 2018, and were made convertible into shares of our common stock at an initial conversion price of $6.36 per share, subject to further adjustment as set forth therein.

In addition, on March 4, 2015, Forward Investments, LLC agreed to lend to us an amount substantially similar to the accrued interest that we then owed to Forward Investments, LLC on such notes. In consideration for such restructuring and additional payments made by Forward Investments, LLC to us, we issued to Forward Investments, LLC an additional convertible note in the principal amount of $1,730,000 that bears interest at the rate of 3% per annum, has a maturity date of January 1, 2018, and has an initial conversion price of $6.36 per share, subject to further adjustment as set forth therein.

In connection with the transactions effected with Forward Investments LLC on March 4, 2015, we also entered into a put option agreement with Forward Investments, LLC pursuant to which we sold to Forward Investments, LLC, in consideration of a payment to us of $30,000, an option to lend to us up to an additional $8.0 million, in increments of $1.0 million, at any time prior to March 3, 2020. Any such loans will be evidenced by promissory notes that bear interest at the rate of 10% per annum, mature 30 months from the date of issuance, with the option for Forward Investments, LLC to extend the maturity date to any date that is on or prior to the date that is 48 months from the date of issuance, and are convertible into shares of our common stock at an initial conversion price equal to the lower of (i) $6.36 per share until the Convertible Debentures are repaid in full and thereafter $2.35 per share, and (ii) the lowest sale price at which we sell or issue shares of common stock, or securities convertible into or exercisable to purchase shares of common stock, while such note is outstanding, subject in either case to adjustment as set forth therein.

Each of the promissory notes issued to Forward Investments, LLC contains a restriction prohibiting the conversion thereof into our common stock without the approval of the holders of a majority of our outstanding shares of common stock if such conversion will increase the beneficial ownership of Forward Investments, LLC above 19.99% of our outstanding common stock.

On July 31, 2015, we entered into a letter agreement with Forward Investments, LLC pursuant to which Forward Investments, LLC further restricted its ability to convert $9,120,000 aggregate principal amount of our convertible promissory notes into common stock, except upon (a) the mutual agreement of Forward Investments, LLC and us, (b) at least 61 days prior notice by Forward Investments, LLC to us of the intention of Forward Investments, LLC to convert all or a portion of such promissory notes or (c) the occurrence of a Fundamental Transaction, as defined in such promissory notes.

Restricted Stock Grants. On April 11, 2014, our board of directors approved a grant under our 2012 Performance Incentive Plan of 25,000 shares of our common stock to Scott Davis, our Senior Vice President of Sales and Marketing. The closing sale price of our common stock on the NASDAQ Capital Market on April 11, 2014 was $5.99.

On May 19, 2014, our board of directors approved grants under our 2012 Performance Incentive Plan of 25,000 shares of our common stock to each of Messrs. Sullivan and Ponder. The closing sale price of our common stock on the NASDAQ Capital Market on May 19, 2014 was $4.69.

On August 27, 2014, our board of directors approved grants under our 2012 Performance Incentive Plan of 25,000 shares of our common stock to Mr. Ponder and 50,000 shares to Mr. Sullivan. The closing sale price of our common stock on the NASDAQ Capital Market on August 27, 2014 was $5.35.

For additional information regarding such stock grants, see “Executive Compensation — Summary Compensation Table.”

Extension of Promissory Note. In December 2014, we issued to Frank Jadevaia, our President, 100,000 shares of our common stock in consideration of the agreement of Mr. Jadevaia to extend from December 31, 2014 to December 31, 2015 the maturity date of our 8% promissory note in the principal amount of $6,254,873 that was issued to Mr. Jadevaia in connection with our acquisition of IPC in January 2014. The shares of common stock issued to Mr. Jadevaia were valued at $292,000, or $2.92 per share, on the date of issuance.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the SEC and NASDAQ. Such directors, executive officers, and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent year. Based on a review of the copies of such reports and the written representations of such reporting persons, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders were complied with during 2014, with the exception of a Statement of Changes of Beneficial Ownership of Securities on Form 4 for our chairman of the board and chief executive officer, Mark Munro, filed on June 5, 2014; a Statement of Changes of Beneficial Ownership of Securities on Form 4 for our director, Mark F. Durfee, filed on April 22, 2014; a Statement of Changes in Beneficial Ownership of Securities on Form 4 for our director, Neal L. Oristano, filed on April 22, 2014; an Initial Statement of Beneficial Ownership of Securities on Form 3 for our President, Frank Jadevaia, filed on February 10, 2014 and amended on June 2, 2014 and a Statement of Changes in Beneficial Ownership on Form 4 for Mr. Jadevaia, which has not yet been filed; an Initial Statement of Beneficial Ownership of Securities on Form 3 for our chief financial officer, Timothy A. Larkin, which has not yet been filed; and an Initial Statement of Beneficial Ownership of Securities on Form 3 for Douglas R. Shooker, the beneficial owner of more than 10% of our common stock at the time of filing, filed on January 28, 2014.

2014 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2014 are included in our annual report on Form 10-K for the year ended December 31, 2014, a copy of which has been sent to you with this proxy statement. Our annual report and this proxy statement also are posted on our website at www.InterCloudSys.com and are available from the SEC at its website at www.sec.gov. You may also obtain an additional copy of our annual report without charge by sending a written request to Corporate Secretary, Investor Relations, InterCloud Systems, Inc., 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702.

* * *

Our board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Shrewsbury, New Jersey
August 3, 2015

Annex A — Performance Incentive Plan

INTERCLOUD SYSTEMS, INC.
2015 PERFORMANCE INCENTIVE PLAN

1. PURPOSE OF PLAN

The purpose of this InterCloud Systems, Inc. 2015 Performance Incentive Plan (this “Plan”) of InterCloud Systems, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2. ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3. PLAN ADMINISTRATION

3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)      determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)     grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)      approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)     construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)      cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)      accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)     adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);

(h)      determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)       determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)       acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

(k)      determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

Notwithstanding the foregoing and except for an adjustment pursuant to Section 7.1 or a repricing approved by stockholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5 Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limits. The maximum number of shares of Common Stock that may initially be delivered pursuant to awards granted to Eligible Persons under this Plan is 2,000,000 shares (the “Share Limit”).

In addition to the limitation above, the Share Limit shall automatically increase on the first trading day in January of each calendar year during the term of this Plan, commencing with January 2016, by an amount equal to the lesser of (i) seven and one-half percent (7.5%) of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year and (ii) such number of shares of Common Stock as may be established by the Board.

The following limits also apply with respect to awards granted under this Plan:

(a)      The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is equal to the Share Limit as in effect from time to time.

(b)     Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares. Except as provided in the next sentence, shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan. To the extent that an award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares delivered with respect to the award shall be counted against the share limits of this Plan (including, for purposes of clarity, the limits of Section 4.2 of this Plan). (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Corporation pays a dividend, and

50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of this Plan). To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5. AWARDS

5.1 Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are (subject, in each case, to the no repricing provisions of Section 3.2):

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.

5.1.4 Other Awards; Dividend Equivalent Rights. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards. Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted in connection with a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the unvested portion of a restricted stock award that is subject to performance-based vesting requirements or the unvested portion of a stock unit award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.

5.2 Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute or relative (including, without limitation, relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies) basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2. Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. The terms of the Performance-Based Awards may specify the manner, if any, in which performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

5.2.3 Form of Payment. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders.

5.3 Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•         services rendered by the recipient of such award;

•         cash, check payable to the order of the Corporation, or electronic funds transfer;

•         notice and third party payment in such manner as may be authorized by the Administrator;

•         the delivery of previously owned shares of Common Stock;

•         by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•         subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) for a share of Common Stock on the New York Stock Exchange or other national securities exchange (the “Exchange”) for the date in question or, if no sales of Common Stock were reported on the Exchange on that date, the closing price (in regular trading) for a share of Common Stock on the Exchange for the next preceding day on which sales of Common Stock were reported on the Exchange. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) for a share of Common Stock on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)      transfers to the Corporation (for example, in connection with the expiration or termination of the award),

(b)     the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)      subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)     if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)      the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6. EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1 General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.

6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

7 ADJUSTMENTS; ACCELERATION

7.1 Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2 Corporate Transactions - Assumption and Termination of Awards. Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); any exchange of Common Stock or other securities of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); a sale of all or substantially all the business, stock or assets of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Administrator may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration and/or termination to occur immediately prior to the applicable event and, in such circumstances, will reinstate the original terms of the award if an event giving rise to an acceleration and/or termination does not occur.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

7.3 Other Acceleration Rules. The Administrator may override the provisions of Section 7.2 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

8. OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)      require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)     deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of June 26, 2015, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2.

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Severability; Construction.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)      Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)     Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Clawback Policy. The awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any shares of Common Stock or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).

intercloud systems™

Investor Address Line 1
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Investor Address Line 3
Investor Address Line 4
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Mark F. Durfee

The Board of Directors recommends you vote FOR proposals 2., 3. and 4..

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Please indicate if you plan to attend this meeting	☐	☐

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John Sample
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02 0000000000

0000253360_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

INTERCLOUD SYSTEMS, INC.
Annual Meeting of Stockholders
September 21, 2015 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mark Munro and Daniel J. Sullivan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of InterCloud Systems, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Daylight Time on September 21, 2015, at the Spring Lake Golf Club, located at 901 Warren Avenue, Spring Lake, New Jersey 07762 and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000253360_2 R1.0.0.51160